EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Ronald E. Harbour

Print Name:	Ronald E. Harbour

Title:	Director

Date:	February 3, 2019

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard F. Dauch

Print Name:	Richard F. Dauch

Title:	Director

Date:	February 23, 2019

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ James A. Sharman

Print Name:	James A. Sharman

Title:	Director

Date:	February 4, 2019

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Dominic A. Romeo

Print Name:	Dominic A. Romeo

Title:	Director

Date:	February 10, 2019

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Thomas R. Clevinger

Print Name:	Thomas R. Clevinger

Title:	Director

Date:	February 1, 2019

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Paul A. Mascarenas

Print Name:	Paul A. Mascarenas

Title:	Director

Date:	February 9, 2019

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Ryan L. Roney, and each of them, his or her attorney-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2018, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Jeri L. Isbell

Print Name:	Jeri L. Isbell

Title:	Director

Date:	February 8, 2019